Exhibit 99.1

Mister Car Wash to Expand Footprint with Acquisition of 33 Locations in Florida

TUCSON, Ariz., Dec. 8, 2021 – Mister Car Wash, Inc. (the “Company” or “Mister”; NYSE: MCW) the nation’s leading car wash brand, today announced that it has entered into a definitive agreement to acquire Clean Streak Ventures LLC, a portfolio company of MKH Capital Partners. The acquisition of Clean Streak includes 23 operating locations, 10 development locations and the underlying real estate at all 33 locations. The development locations are in various stages of the permitting and construction cycle and are expected to open within the next year under the Mister Car Wash brand. In addition, the Company plans to rebrand and integrate the 23 existing operating locations that are currently doing business under the tradenames Top Dog Express and Clean Machine Car Wash into the Mister Car Wash brand.

The acquisition will expand the Company’s footprint in Florida and provide even more options for customers to access Mister’s services throughout the state. The addition of these locations will bring the Company’s total operating stores in Florida to 65, with new market entry into 5 MSAs including Cape Coral/ Ft. Myers and Miami. The expansion is also expected to enable the Company to leverage efficiencies across its existing regional infrastructure.

“As a company we’ve been hyper-focused on building our network of stores through strategic acquisitions and greenfield locations that build on our promise to provide a convenient, efficient and professional experience,” said John Lai, President and CEO of Mister Car Wash. “This acquisition increases our presence across Florida, bolstering our market position in the state while giving our customers and members additional convenient locations to wash with us. We are excited to welcome these new team members into the Mister Car Wash family and look forward seeing them grow within our organization.”

“It was very important for the Clean Streak family of brands to find an organization that could help us achieve accelerated growth and create opportunities for our team members,” said Greg Ries, President of Clean Streak Ventures. “We are grateful for the support of MKH and each of our team members in helping to achieve our vision and are excited for the future with Mister Car Wash.”

Mister Car Wash expects to acquire Clean Streak LLC for approximately $390 million in a transaction funded through cash on hand and incremental debt. The Company expects the acquisition will be accretive to its earnings per share in 2022.The acquisition is expected to close before the end of 2021, subject to customary closing conditions.

About Mister Car Wash® | Inspiring People to Shine®

Headquartered in Tucson, Arizona, Mister Car Wash, Inc. (NYSE: MCW) operates over 360 car washes nationwide and has the largest car wash subscription program in North America. With over 25 years of car wash experience, the Mister team is focused on operational excellence and delivering a memorable customer experience through elevated hospitality. The Mister brand is anchored in quality, friendliness and a commitment to the communities we serve as good stewards of the environment and the resources we use. We believe that when you take care of your people, they will take care of your customers. To learn more visit: https://mistercarwash.com.

About MKH Capital Partners

MKH Capital Partners is a private equity firm founded by two entrepreneurial families and professional investors. MKH offers a strong combination of long-term family capital and large-scale private equity expertise and resources. MKH actively partners with business owners and leading management teams to cultivate growth of niche industry players and create stronger companies that become regional/national leaders. MKH is headquartered in Miami, Florida and has an office in Panama City, Panama. To learn more visit https://www.mkhpartners.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include but are not limited to Mister Car Wash’s expected closing of the acquisition and the timing thereof, the acquisition’s impact to the Company and its footprint in Florida, the expected completion of the locations in development and the Company’s intended rebranding of the acquired locations. Without limiting the foregoing, you can generally identify forward-looking statements by the use of forward-looking terminology, such as “aim,” “will,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations thereon or comparable terminology. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance, or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on management’s current expectations and beliefs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: the Company faces uncertainties regarding the consummation of the acquisition, including that certain conditions to the consummation of the acquisition will not be satisfied; the Company may experience difficulties integrating the businesses and in realizing the expected benefits of the acquisition; the Company may need to use resources that are needed in other parts of its business to do so; the businesses may have liabilities that are not known, probable or estimable at this time; the acquisition may result in the diversion of the Company’s management’s time and attention to issues relating to the acquisition and integration; the Company may not achieve expected synergies and operating efficiencies attributable to the acquisition within its expected time-frames or at all; the Company may incur significant transaction costs and integration costs in connection with the acquisition; risks inherent to the businesses may result in additional strategic and operational risks to the Company, which may impact the Company’s risk profile and which the Company may not be able to mitigate effectively; and the businesses operate in a changing regulatory environment. In addition, a number of important factors could cause the Company’s actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to: developments involving the Company’s competitors and its industry; the Company’s ability to attract new customers, retain existing customers and maintain or grow its number of subscription members; potential future impacts of the COVID-19 pandemic; the Company’s ability to open and operate new locations in a timely and cost-effective manner; the Company’s ability to identify suitable acquisition targets and consummate such acquisitions on attractive terms; the Company’s ability to maintain and enhance its brand reputation; the Company’s reliance on and relationships with third-party suppliers; risk related to the Company’s indebtedness and capital requirements; risk related to governmental laws and regulations applicable to the Company and its business; the Company’s ability to maintain security and prevent unauthorized access to electronic and other confidential information; and the other important factors discussed under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, as such factors may be updated from time to time in its other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and Investor Relations section of the Company’s website at https://ir.mistercarwash.com/.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement that the Company makes in this press release speaks only as of the date of such statement. Except as required by law, the Company does not undertake any obligation to update or revise or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events, or otherwise.

For more information contact

Media Contact

Megan Everett

media@mistercarwash.com

Investor Relations

Farah Soi/Caitlin Churchill

ir@mistercarwash.com

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